Operationas (Details) - Zenvia Brazil - Sensedata Tecnologia Ltda. R$ in Thousands	Nov. 01, 2021 BRL (R$)
Operational context
Consideration transferred	R$ 71,923
Other net assets, including PPE and cash	2,120
Intangible assets - Customer portfolio	720
Intangible assets - Digital platform	48,271
Total net assets acquired at fair value	51,111
Goodwill	R$ 20,812